Subsequent Events (Tables)	9 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Schedule of adjusted basic and diluted net income (loss) per share

The following table presents the calculation of adjusted basic and diluted net income (loss) per share for the periods indicated, based on the weighted-average number of shares outstanding from January 1, 2020 through September 30, 2020, after giving effect to the Transactions, the redemption of public shares as described above, and the consummation of the PIPE Investment.

(in thousands, except share and per share data)	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2020
Numerator:
Net income (loss) attributable to stockholder of Advantage Solutions Inc.	$35,949	$(23,163)

Denominator:
As adjusted weighted-average number of Class A common stock shares outstanding, basic and diluted	313,425,182	313,425,182

Net income (loss) per share, as adjusted	$0.11	$(0.07)